UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9082

M Fund, Inc.
(Exact name of registrant as specified in charter)

M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon			97209
(Address of principal executive offices)			(Zip code)

Bridget McNamara-Fenesy, President, M Fund, Inc. M Financial Plaza, 1125 NW Couch Street, Suite 900 Portland, Oregon 97209
(Name and address of agent for service)

with a Copy to: Frederick R. Bellamy, Esquire Eversheds Sutherland 700 Sixth Street, N.W. Washington, D.C. 20001-3980

Registrant’s telephone number, including area code:		(503) 232-6960

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2017

Item 1. Reports to Stockholders.

The annual report for the period January 1, 2017 through December 31, 2017 is filed herewith.

M FUND, INC.

M International Equity Fund

M Large Cap Growth Fund

M Capital Appreciation Fund

M Large Cap Value Fund

Annual Report
December 31, 2017

M Fund, Inc.

PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the "Corporation") as presented in the following Annual Report dated December 31, 2017. Total assets under management at year end 2017 were $746.3 million.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Corporation, have prepared the attached discussion of results for each portfolio of the Corporation for the year ended December 31, 2017.

Sub-Advisers to the portfolios of the Corporation are: Northern Cross, LLC for the M International Equity Fund, DSM Capital Partners LLC for the M Large Cap Growth Fund, Frontier Capital Management Company, LLC for the M Capital Appreciation Fund and AJO, LP for the M Large Cap Value Fund.

On behalf of the Corporation's Board of Directors, M Financial Investment Advisers, Inc. and the Corporation's participating insurance carriers, we thank you for your business and remain committed to providing opportunities that add value to our investors in the upcoming year.

Sincerely,

BRIDGET MCNAMARA-FENESY

President
M Fund, Inc.

M INTERNATIONAL EQUITY FUND

Performance

For the twelve months ended December 31, 2017, the M International Equity Fund had a return of 24.05% (net of management fees) versus a total return (including reinvestment of dividends) of 27.19% for its benchmark, The MSCI ACWI (All Country World Index) ex US Index1.

Market Environment/Conditions

Zero interest rates globally have led to extreme valuations almost across the board and lower prospective returns than in the past, but opportunities to earn attractive absolute and relative returns persist. Global growth appears robust, but we are late in an extended cycle in the U.S. and globally, and there are limited sustainable macroeconomic growth drivers. Government stimulus in China and the U.S. is extending the duration of the expansion and there are no clear economic catalysts to spark the next downturn. Rising rates and the risk of an oil price spike could be the spark that ignites the next recession, but we view macro drivers to be inherently unpredictable.

Interest rates globally are too low and are driving some behavior on the part of investors and companies. We expect global rates to rise with time, but probably not to levels that would historically have been considered normal. Valuation of most assets are expensive; as rates rise we would expect valuation multiples to start to compress. Forward investment returns globally are probably lower than they have been in the past. Volatility is unusually depressed both in terms of economic volatility and securities volatility; we would expect volatility to increase over time.

Fund Review/Current Positioning

The Fund's relative underperformance came mostly from an overweight position and poor stock selection in health care stocks (Teva, Shire) and an underweight position, as well as poor stock selection, in the Energy sector (Schlumberger). Consumer discretionary stocks (Las Vegas Sands and Wynn Resorts) were the largest contributors to performance.

During 2017, Northern Cross identified a number of new companies that it thinks can deliver strong performance over the long term. These new names included Israeli generic pharmaceutical company Teva, financial exchange Deutsche Boerse, Mexican real estate company Fibra Uno, Austrian Bank BAWAG Group, UK medical devices company ConvaTec, Italian telecommunications company Telecom Italia and Japanese beverage company Sapporo.

To fund these positions we used a combination of full and partial exits from a few and profit taking. We exited Lloyds Bank, Roche, Freeport McMoRan, Erste Bank, Indivior, and British Land. Mostly we found incoming prospects to offer better risk/reward ratios. We took some profits from Alibaba, Novo Nordisk, Wynn Resorts, and Unibail to manage risk. Although several changes were made to position the Fund for strong performance, the majority of the Fund remains unchanged owing to Northern Cross's long-term investment philosophy. Turnover for the year was 10%, which is consistent with our long term range of 10% to 15% per year.

Although the world of investing has grown more competitive over the past three decades, the transparency the internet brings has eroded some of the informational edge that Northern Cross once had a monopoly on, due to its on-the-ground diligence. Opportunities to beat the market over the long term still exist and Northern Cross remains optimistic about its ability to outperform its benchmark over the coming decades.

Northern Cross, LLC
Investment Sub-Adviser to the M International Equity Fund

Performance represented is net of management fees. The Fund returns listed include fund level fees and expenses, reinvestment of dividends, and distributions. Returns do not reflect product level charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Policy level returns would be lower after all policy fees and expenses are deducted. The foregoing reflects the thoughts and opinions of Northern Cross exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2017. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Investors cannot invest directly in an Index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M INTERNATIONAL EQUITY FUND, MSCI AC WORLD ex USA AND
MSCI EAFE INDEX (Unaudited)

The M International Equity Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M International Equity Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M International Equity Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  12/31/07 to 12/31/17

+  MSCI EAFE—Effective May 1, 2014, the Fund changed its benchmark index from the MSCI EAFE Index to the MSCI AC World ex US Index. The MSCI AC World ex US Index is more representative of the Fund's investment portfolio than its previous index.

MSCI ACWI (ALL COUNTRY WORLD INDEX) ex US INDEX

1 The MSCI ACWI (All Country World Index) ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the US.

M LARGE CAP GROWTH FUND

Performance

For the twelve months ended December 31, 2017, the M Large Cap Growth Fund had a return of 38.97% (net of management fees) versus a total return (including reinvestment of dividends) of 30.21% for its benchmark, the Russell 1000 Growth Index2.

Market Environment/Conditions

In early January 2017, DSM felt it was an opportune time to invest in its Large Cap Growth portfolio due to 2016's underperformance. In DSM's opinion, 2016's underperformance was brought about by one-time macro driven factors that temporarily caused investors to ignore the strong earnings results of the companies in the portfolio. Today, even after 2017's solid performance, DSM does not believe the portfolio fully reflects 2016's and 2017's earnings growth or the estimated high-teens earnings growth expected going forward. In DSM's view, there remains significant potential in the portfolio.

DSM has projected for many years that the current global economic cycle would prove to be longer than the majority of previous growth cycles. That view remains unchanged. However, based on President Trump's tax cuts and deregulatory policies, as well as improving economic outlooks in Europe and Japan, DSM believes global growth may well exceed 3%, rather than its prior view that growth would approximate 3%. DSM continues to believe that the current global economic cycle will be driven by low inflation and low, albeit rising, interest rates. DSM continues to believe that global equity markets will continue to generate a total return over the coming years in the 5% to 9% range, driven by steady global economic growth, reasonable valuations (given a low inflation world), and robust global corporate earnings. That said, corporate tax cuts in the United States are quite substantial and may cause appreciation in US equity markets to reach or exceed the high end of DSM's long-standing 5% to 9% total return forecast over the next few years.

Additionally, recently passed US tax rate reductions and regulatory reforms may well cause S&P 500 earnings to exceed $150 and possibly approach $160 in 2018. A year from today, based on a trailing P/E of 20x (which is quite normal in a low inflation economy), and assuming global economic growth with moderate inflation remains the outlook at that time, the S&P 500 might exceed 3000 or possibly approach or exceed 3200, generating a low-to-mid-teens total return (including dividends) in 2018. Granted, although several well-publicized macro and geopolitical risks remain of concern to investors, the positive scenario of moderate global inflation, low interest rates, an extended/accelerating global economic growth cycle, healthy global corporate earnings, normal global market valuations given a low-inflation world and an improving and increasingly stable global financial system, continues to form the foundation of an upwardly driven global equity market.

Fund Review/Current Positioning

The Fund remains focused on unique businesses that have been identified and continuously subject to analysis by DSM's investment team. Holdings remain characterized by very strong balance sheets and significant free cash flow. The majority of the Fund is invested in the Technology, Health Care and Consumer Discretionary sectors, with smaller weightings in the Financials, Consumer Staples and Industrials sectors.

For the year ended December 31, 2017, the Fund outperformed its benchmark, primarily as a result of stock selection and an over-weighted position in Technology. DSM's stock selections and underweight in the Consumer Staples sector also contributed. By security, the top five contributors to the Fund's performance for the year included Tencent Holdings, Alibaba Group, Facebook, Adobe Systems, and Visa. The five positions that detracted from performance the most were Ctrip.com, Automatic Data Processing, Shire, Dollar General, and Alexion Pharmaceuticals.

DSM believes that the earnings results of the companies in the Fund were responsible for 2017's performance. The strong earnings growth in 2017's first three-quarters, which comfortably exceeded 30% on a weighted average basis, followed 2016 earnings growth that was in excess of 20%. Based on DSM's calculations, the Fund is valued at approximately 22.6x 2018 earnings. A P/E of 22.6x, in light of potential on-going earnings growth of mid-to-high teens, based on DSM's estimates, appears to be attractively priced. The Fund's performance in 2017 is seen by DSM as confirmation that earnings are one of the most important factors in investing.

DSM Capital Partners LLC
Investment Sub-Adviser to the M Large Cap Growth Fund

Performance represented is net of management fees. The Fund returns listed include fund level fees and expenses, reinvestment of dividends, and distributions. Returns do not reflect product level charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Policy level returns would be lower after all policy fees and expenses are deducted. The foregoing reflects the thoughts and opinions of DSM Capital Partners LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2017. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Investors cannot invest directly in an Index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP GROWTH FUND AND THE RUSSELL 1000 GROWTH INDEX (Unaudited)

The M Large Cap Growth Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Growth Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Growth Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  12/31/07 to 12/31/17

RUSSELL 1000 GROWTH INDEX

2 The Russell 1000 Growth Total Return Index includes dividends reinvested in the Russell 1000 Growth Index as reported by the Russell Company. The Russell 1000 Growth Index is a capitalization weighted index containing over 600 widely held securities with growth characteristics.

M CAPITAL APPRECIATION FUND

Performance

For the twelve months ended December 31, 2017, the M Capital Appreciation Fund had a return of 19.02% (net of management fees) versus a total return (including reinvestment of dividends) of 16.81% for its benchmark, the Russell 2500® Index3.

Market Environment/Conditions

If 2017 has taught us anything, it is to expect the unexpected. Political discord and nuclear brinkmanship were unable to deter rising equity prices as hope for major regulatory reform drove solid gains. The current bull market recently surpassed the 1957 bull market in duration, and is now the second longest in recorded U.S. history. The market has shown few signs of slowing. In fact, the S&P 500® Index increased every month in 2017 for the first time ever.

For the year, growth stocks outperformed; the Russell 2500® Growth Index increased 24.5% versus 16.8% for the core Russell 2500® Index. The relative outperformance of growth versus value is even more pronounced with a gap of approximately 14%, the largest since 2007 and second only to the internet bubble of 1999. The Fund's performance for the year was between the two indices with an increase of 19%. Given the wide disparity of performance by style, the Fund has performed as expected for the year.

Corporate tax reform dominated headlines, and ultimately became the first major legislative victory for the Trump administration. While Frontier believes the immediate earnings impact of lower corporate tax rates has been priced into many stocks, we continue to look for secondary benefits to emerge through 2018. The introduction of accelerated depreciation for capital equipment purchases should prompt an increase in spending domestically. In addition, repatriation of funds held overseas could result in a wave of consolidation across a number of industries, most notably technology and health care. We view major stock buybacks from repatriated funds as less likely, but still a possible benefit to equity holders. Alternatively, we could see U.S. corporations using lower tax rates as a means to price their products more aggressively to compete effectively on a global basis. In short, U.S. corporations have been given another tool to drive earnings growth, which is important because earnings growth drives equity prices.

The current investment landscape and economic profile appear healthy. The global economy is growing with little evidence of inflation. Although interest rates are beginning to tick up, Frontier believes they will remain at historic lows, even if the Fed were to raise rates 75 basis points through the course of the year. Unemployment claims have returned to pre-recession levels, while capacity utilization remains low. Industrial orders in the U.S. remain strong with the most recent ISM® Manufacturing Index reporting the highest rating in 13 years. While we are almost nine years into an economic expansion, there is no near-term reason to believe that growth will slow. We may even be poised for an acceleration as a result of the tax reform and renewed interest in pushing forward a major infrastructure bill.

Fund Review/Current Positioning

The Fund outperformed its benchmark with positive sector allocation of 4.2%, offset slightly by negative stock selection of -0.6%. The overweight in Technology and Materials & Processing and underweight in Financials were the largest benefits of positioning.

The Materials & Processing sector was the largest contributor to relative performance where the Fund exhibited both positive sector and stock selection. The Fund's overweight (23% vs. 8%) proved beneficial as the stocks in the index gained 22%, the third highest of all sectors. Stock selection in the Fund exceeded the index by 10%, up 32%. Allegheny Technologies, a specialty metals producer with meaningful exposure to the aerospace industry, was the top performer in the sector, rising 52%.

The Fund also benefitted from positive sector and stock selection in Financial Services, yielding an average return of 22% versus 11% for the index. The best contributing stock in the sector was Green Dot, a leading provider of prepaid debit cards.

Positive contributions were offset by a weakness in the Producer Durables sector, with a return of 4% versus 22% for the index. The largest detractor in this sector was Volaris (Controladora Vuela Compania de Aviacion), a low cost airline operating out of Mexico.

Over the past ten years, Capital Appreciation has generated returns from a number of traditional growth areas: semiconductors, medical equipment, DNA sequencing and internet backbone services to name a few. However, just as important to the results have been the unconventional ideas that have surfaced through our process: impact resistant foam, surgical robots, pre-paid cards, and natural gas in Papua New Guinea. We are emboldened by these findings and have conviction we will continue to uncover unappreciated investment opportunities. Also, despite being purchased at a near-term peak in the equity markets, the 2007 portfolio of stocks contributed nearly equally to those purchased over the subsequent nine years and had a similar distribution of positive and negative returns. In fact, the second best performing stock over the period (Illumina, +1,032%) was first purchased in 2007. This analysis shows that our process works in good times and bad as long as we remain disciplined and patient.

Frontier Capital Management Company
Investment Sub-Adviser to the M Capital Appreciation Fund

Performance represented is net of management fees. The Fund returns listed include fund level fees and expenses, reinvestment of dividends, and distributions. Returns do not reflect product level charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Policy level returns would be lower after all policy fees and expenses are deducted. The foregoing reflects the thoughts and opinions of Frontier exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2017. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Investors cannot invest directly in an Index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M CAPITAL APPRECIATION FUND AND RUSSELL 2500 STOCK INDEX (Unaudited)

The M Capital Appreciation Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Capital Appreciation Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Capital Appreciation Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  12/31/07 to 12/31/17

RUSSELL 2500 INDEX

3 The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

M LARGE CAP VALUE FUND

Performance

For the twelve months ended December 31, 2017, the M Large Cap Value Fund had a return of 14.99% (net of management fees) versus a total return (including reinvestment of dividends) of 13.66% for its benchmark, the Russell 1000 Value Index4.

Market Environment/Conditions

Equity returns were spectacular across the board this year—the S&P 500 Index was up 21.8%; the MSCI All World Country Index 24.0%; and the MSCI Emerging Markets Index shot up an astonishing 37.3%. And even though growth and large-cap stocks dominated the market, value and small-cap indexes still gained more than 10%.

Fund Review/Current Positioning

The Fund is fully invested in U.S. equities with no broad sector bets, and only modest industry-level and stock specific bets. The goal is to outperform the benchmark, the Russell 1000 Value Index, with incremental gains across many holdings. Using bottom-up, quantitatively-driven stock selection, AJO evaluates companies relative to their industry peers using four broad categories of measures: value, management, momentum, and sentiment. Value means the somewhat traditional ratios of price to fundamental value; management means evidence that a company's executive team has and will continue to emphasize earning power; momentum indicates when stocks might begin to rise toward full valuation; and sentiment captures the buying and selling behavior of key investor segments in various markets. When considering new investments, AJO, LP strongly focuses on minimizing transaction costs, which helps maximize profits for the Fund.

The Fund beat its benchmark this year by 1.33%. AJO describes the reasons behind positive relative returns using the framework of their investment process described above:

•  AJO's stock selection drove the Fund's outperformance, dominating in the financials and consumer staples sectors.

•  Despite inconsistent value trends throughout the year, AJO's eclectic approach—incorporating measures of management, momentum, and sentiment—paid off.

•  Management and momentum trends were reliable contributors to the year's strong performance and dominated in the fourth quarter.

•  The market's preference for larger companies was a headwind through most of the year.

•  While the Fund remained sector-neutral to its Russell 1000 Value benchmark, AJO can (and does) emphasize industries with the most attractive valuation (and avoid the contrary)—a result of its bottom-up stock picking. Industry bets were most effective within the industrials sectors (betting for transportation stocks and against aerospace companies) and least effective within the health care sector (emphasizing pharmaceuticals and avoiding health care equipment companies).

•  Successful stock picks include Owens Corning, Applied Materials, Verisign, Bank of America, and Walmart.

•  The Fund was negatively impacted from holding Dean Foods, Rowan Companies, and Nabors Industries.

AJO strongly believes that superior results can be achieved through a consistent, systematic approach that focuses on low-priced companies with proven management, earnings power, and favorable sentiment.

AJO, LP
Investment Sub-Adviser to M Large Cap Value Fund

Performance represented is net of management fees. The Fund returns listed include fund level fees and expenses, reinvestment of dividends, and distributions. Returns do not reflect product level charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Policy level returns would be lower after all policy fees and expenses are deducted. The foregoing reflects the thoughts and opinions of AJO exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2017. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Investors cannot invest directly in an Index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP VALUE FUND AND THE RUSSELL 1000 VALUE INDEX (Unaudited)

The M Large Cap Value Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Value Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Value Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  12/31/07 to 12/31/17

RUSSELL 1000 VALUE INDEX

4 The Russell 1000® Value Index is a market capitalization-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates.

M International Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2017

Shares		Value (Note 1)
	COMMON STOCKS—93.4%
	Austria—0.6%
28,787	BAWAG Group AG#,*	$1,535,651
	Belgium—1.8%
38,996	Anheuser-Busch InBev SA/NV	4,357,490
	Brazil—0.3%
47,900	Ambev SA	307,290
47,833	Ambev SA, ADR	309,001
		616,291
	Canada—0.3%
46,732	Barrick Gold Corp.	676,212
	China—2.9%
41,094	Alibaba Group Holding, Ltd., SP ADR*	7,085,838
	Colombia—3.1%
68,338	Bancolombia SA, SP ADR	2,710,285
456,995	Cementos Argos SA	1,764,010
114,805	Grupo Argos SA/Colombia	803,209
75,611	Grupo Aval Acciones y Valores SA ADR	642,694
120,323	Grupo de Inversiones Suramericana SA	1,624,766
		7,544,964
	Denmark—1.9%
86,255	Novo Nordisk A/S	4,650,071
	France—17.0%
137,743	AXA SA	4,087,974
40,112	Cie Generale d'Optique Essilor International SA	5,532,354
35,257	Cie Generale des Etablissements Michelin	5,057,334
696	Hermes International	372,661
37,890	JCDecaux SA	1,527,760
20,212	L'Oreal SA	4,485,288
34,765	Pernod-Ricard SA	5,503,999
52,139	Schneider Electric SA	4,432,927
1,007	Unibail-Rodamco SE, REIT	253,732
16,353	Unibail-Rodamco SE, REIT— (Netherlands)	4,120,439
226,320	Vivendi SA	6,088,149
		41,462,617
Shares		Value (Note 1)
	Germany—9.6%
19,786	Allianz SE, Registered	$4,546,252
40,796	Bayer AG	5,090,701
17,928	Deutsche Boerse AG	2,082,255
34,160	Fresenius SE & Co. KGaA	2,667,014
21,829	Linde AG*	5,098,178
36,256	SAP AG	4,065,237
		23,549,637
	Israel—0.9%
111,815	Teva Pharmaceutical Industries, Ltd., SP ADR†	2,118,894
	Italy—1.0%
2,218,512	Telecom Italia SpA*	1,917,885
674,702	Telecom Italia SpA-RSP	482,486
		2,400,371
	Japan—9.9%
47,000	Dentsu, Inc.	1,991,790
24,200	FANUC Corp.	5,811,866
48,900	Hoya Corp.	2,442,504
73,505	Japan Tobacco, Inc.	2,368,730
90,900	Olympus Corp.	3,485,139
14,900	Sapporo Holdings, Ltd.†	456,224
6,800	SMC Corp.	2,799,059
107,100	Tokio Marine Holdings, Inc.	4,886,631
		24,241,943
	Jersey—2.0%
91,967	Shire Plc	4,842,604
	Macau—0.1%
56,800	MGM China Holdings, Ltd.	171,937
	Mexico—1.0%
16,700	Becle SAB de CV*	26,839
940,600	Fibra Uno Administracion SA de CV, REIT	1,391,585
58,643	Grupo Televisa SAB, ADR	1,094,865
		2,513,289
	Netherlands—4.3%
27,854	ASML Holding NV	4,851,001
54,646	Heineken NV	5,699,736
		10,550,737

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2017

Shares		Value (Note 1)
	Norway—0.5%
57,713	Statoil ASA†	$1,231,496
	Spain—1.6%
472,128	Banco Bilbao Vizcaya Argentaria SA	4,028,823
	Sweden—3.6%
140,722	Atlas Copco AB	6,076,207
57,427	Investor AB	2,618,942
		8,695,149
	Switzerland—8.2%
47,743	Cie Financiere Richemont SA, Registered	4,326,242
43,334	Holcim, Ltd., Registered	2,443,638
51,609	Nestle SA, Registered	4,438,231
57,185	Novartis AG, Registered	4,835,594
215,916	UBS Group AG	3,975,097
		20,018,802
	United Kingdom—10.2%
401,144	ConvaTec Group Plc#	1,112,998
133,264	Diageo Plc	4,902,997
64,731	Great Portland Estates Plc, REIT	601,726
Shares		Value (Note 1)
	United Kingdom (Continued)
37,893	Land Securities Group Plc, REIT	$515,706
3,055	Liberty Global Plc LiLAC, Class A†,*	61,558
3,614	Liberty Global Plc LiLAC, Class C*	71,883
31,118	Liberty Global Plc, Class A*	1,115,269
27,966	Liberty Global Plc, Series C*	946,369
58,566	Reckitt Benckiser Group Plc	5,471,056
409,363	Rolls-Royce Holdings Plc*	4,681,384
18,830,698	Rolls-Royce Holdings Plc—entitl*	25,424
392,429	Standard Chartered Plc*	4,133,269
48,023	Weir Group Plc (The)	1,376,517
		25,016,156
	United States—12.6%
187,473	Las Vegas Sands Corp.	13,027,499
130,199	Schlumberger, Ltd.	8,774,111
53,401	Wynn Resorts, Ltd.	9,002,874
		30,804,484
	TOTAL COMMON STOCKS (Cost $181,352,345)	228,113,456
		Expiration Date
	WARRANT—0.0%
	Malaysia—0.0%
214,915	Genting Bhd (GENTING BHD GENTING BHD CW)* (Cost $101,264)	12/18/2018	78,595
	PREFERRED STOCKS—0.3%
	Colombia—0.3%
64,545	Grupo Argos SA/Colombia, 1.73%		414,809
22,077	Grupo de Inversiones Suramericana SA,1.35%		288,497
	TOTAL PREFERRED STOCKS (Cost $664,269)		703,306

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2017

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—7.0%
$14,628,177	State Street Bank and Trust Co. (Euro Time Deposit)	0.120%	01/02/2018	$14,628,177
Shares
2,302,217	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	1.3471%		2,302,217
	TOTAL SHORT-TERM INVESTMENTS (Cost $16,930,394)			16,930,394
	TOTAL INVESTMENTS, AT VALUE—100.7% (Cost $199,048,272)			245,825,751
	Liabilities in Excess of Other Assets—(0.7)%			(1,658,804)
	NET ASSETS—100.0%			$244,166,947

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

Entitl—Entitled

REIT—Real Estate Investment Trust

RSP—Retirement Savings Plan

SP ADR—Sponsored American Depositary Receipt

*  Non-income producing security

#  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers

†  Denotes all or a portion of security on loan (Note 1)

††  Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

December 31, 2017

At December 31, 2017, industry diversification of the M International Equity Fund's investments as a percentage of net assets was as follows:

Summary of Industry Classifications	Percentage of Net Assets
Hotels, Restaurants & Leisure	9.1%
Beverages	8.8%
Pharmaceuticals	6.8%
Machinery	6.6%
Insurance	5.5%
Media	5.2%
Health Care Equipment and Supplies	5.2%
Banks	5.1%
Energy Equipment and Services	3.6%
Internet Software and Services	2.9%
Equity Real Estate Investment Trusts (REITs)	2.8%
Capital Markets	2.5%
Household Products	2.3%
Construction Materials	2.2%
Auto Components	2.1%
Chemicals	2.1%
Diversified Financial Services	2.1%
Biotechnology	2.0%
Semiconductors and Semiconductor Equipment	2.0%
Aerospace & Defense	1.9%
Textiles, Apparel and Luxury Goods	1.9%
Electrical Equipment	1.8%
Food Products	1.8%
Personal Products	1.8%
Software	1.7%
Health Care Providers and Services	1.1%
Diversified Telecommunication Services	1.0%
Tobacco	1.0%
Oil, Gas and Consumable Fuels	0.5%
Metals and Mining	0.3%
Short-Term Investments	7.0%
Total	100.7%

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2017

Shares		Value (Note 1)
	COMMON STOCKS—99.5%
	Banks—2.9%
96,800	Toronto-Dominion Bank (The)	$5,670,544
	Beverages—4.8%
145,200	Monster Beverage Corp.*	9,189,708
	Biotechnology—6.4%
28,850	Alexion Pharmaceuticals, Inc.*	3,450,171
23,800	Regeneron Pharmaceuticals, Inc.*	8,947,848
		12,398,019
	Capital Markets—5.4%
202,400	Charles Schwab Corp. (The)	10,397,288
	Health Care Equipment and Supplies—5.7%
109,950	Abbott Laboratories	6,274,847
22,000	Becton, Dickinson & Co.	4,709,320
		10,984,167
	Hotels, Restaurants & Leisure—10.5%
104,650	Norwegian Cruise Line Holdings, Ltd.*	5,572,612
62,000	Royal Caribbean Cruises, Ltd.	7,395,360
53,200	Starbucks Corp.	3,055,276
25,700	Wynn Resorts, Ltd.	4,332,763
		20,356,011
	Internet and Catalog Retail—3.8%
4,210	Priceline.com, Inc.*	7,315,885
	Internet Software and Services—28.1%
84,700	Alibaba Group Holding, Ltd., SP ADR*	14,604,821
10,800	Alphabet, Inc., Class A*	11,376,720
604	Alphabet, Inc., Class C*	632,026
82,500	Facebook, Inc., Class A*	14,557,950
254,500	Tencent Holdings, Ltd., ADR	13,213,640
		54,385,157
	IT Services—8.0%
62,000	PayPal Holdings, Inc.*	4,564,440
96,000	Visa, Inc., Class A	10,945,920
		15,510,360
Shares		Value (Note 1)
	Life Sciences Tools and Services—1.0%
10,200	Thermo Fisher Scientific, Inc.	$1,936,776
	Multiline Retail—4.2%
75,500	Dollar Tree, Inc.*	8,101,905
	Pharmaceuticals—5.5%
147,700	Zoetis, Inc.	10,640,308
	Road and Rail—3.6%
15,200	Canadian Pacific Railway, Ltd.	2,777,952
40,400	Kansas City Southern	4,250,888
		7,028,840
	Software—9.6%
53,150	Adobe Systems, Inc.*	9,314,006
107,164	Microsoft Corp.	9,166,809
		18,480,815
	TOTAL COMMON STOCKS (Cost $127,610,074)	192,395,783

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2017

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—0.2%
$318,055	State Street Bank and Trust Co. (Euro Time Deposit)	0.120%	01/02/2018	$318,055
	TOTAL SHORT-TERM INVESTMENTS (Cost $318,055)			318,055
	TOTAL INVESTMENTS, AT VALUE—99.7% (Cost $127,928,129)			192,713,838
	Other Assets in Excess of Liabilities—0.3%			665,307
	NET ASSETS—100.0%			$193,379,145

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

*  Non-income producing security

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

December 31, 2017

At December 31, 2017, industry sector diversification of the M Large Cap Growth Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Information Technology	45.7%
Health Care	18.6%
Consumer Discretionary	18.5%
Financials	8.3%
Consumer Staples	4.8%
Industrials	3.6%
Short-Term Investments	0.2%
Total	99.7%

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS

December 31, 2017

Shares		Value (Note 1)
	COMMON STOCKS—98.3%
	Aerospace & Defense—0.4%
8,102	Astronics Corp.*	$335,990
8,140	Cubic Corp.	479,853
		815,843
	Airlines—6.1%
25,290	American Airlines Group, Inc.	1,315,839
235,369	Controladora Vuela Cia de Aviacion SAB de CV, ADR†,*	1,887,660
11,619	Hawaiian Holdings, Inc.	463,017
67,607	JetBlue Airways Corp.*	1,510,340
112,698	United Continental Holdings, Inc.*	7,595,845
		12,772,701
	Auto Components—0.8%
29,253	Dana Holding Corp.	936,389
40,115	Modine Manufacturing Co.*	810,323
		1,746,712
	Banks—3.1%
147,667	First BanCorp/Puerto Rico*	753,102
30,812	First Horizon National Corp.	615,932
10,594	PacWest Bancorp	533,938
39,726	Popular, Inc.	1,409,876
14,070	Signature Bank/New York NY*	1,931,248
20,984	Webster Financial Corp.	1,178,461
		6,422,557
	Biotechnology—1.1%
1,432	Alkermes Plc*	78,373
50,446	Myriad Genetics, Inc.*	1,732,568
30,710	Sangamo BioSciences, Inc.*	503,644
		2,314,585
	Building Products—1.8%
15,868	Armstrong World Industries, Inc.*	960,807
35,968	Caesarstone Sdot-Yam, Ltd.*	791,296
18,112	Trex Co., Inc.*	1,963,160
		3,715,263
	Capital Markets—3.0%
40,396	Artisan Partners Asset Management, Inc.	1,595,642
16,369	E*TRADE Financial Corp.*	811,411
Shares		Value (Note 1)
	Capital Markets (Continued)
42,167	Greenhill & Co., Inc.†	$822,257
22,588	LPL Financial Holdings, Inc.	1,290,678
18,812	Raymond James Financial, Inc.	1,679,912
		6,199,900
	Chemicals—5.1%
14,080	Albemarle Corp.	1,800,691
29,896	FMC Corp.	2,829,955
9,686	Innophos Holdings, Inc.	452,627
67,400	Kraton Performance Polymers, Inc.*	3,246,658
35,705	Platform Specialty Products Corp.*	354,194
95,515	Tronox, Ltd., Class A	1,959,013
		10,643,138
	Commercial Services & Supplies—0.9%
69,719	Aqua Metals, Inc.†,*	148,502
49,198	Covanta Holding Corp.†	831,446
39,535	Interface, Inc.	994,305
		1,974,253
	Communications Equipment—0.3%
88,100	Infinera Corp.†,*	557,673
	Construction and Engineering—3.8%
20,329	Granite Construction, Inc.	1,289,468
34,272	KBR, Inc.	679,614
74,115	MasTec, Inc.*	3,627,929
90,653	Tutor Perini Corp.*	2,298,054
		7,895,065
	Construction Materials—2.4%
18,070	Eagle Materials, Inc.	2,047,331
151,610	Forterra, Inc.†,*	1,682,871
5,883	Martin Marietta Materials, Inc.	1,300,378
		5,030,580
	Consumer Finance—1.1%
29,368	Green Dot Corp., Class A*	1,769,716
18,329	PRA Group, Inc.†,*	608,523
		2,378,239

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2017

Shares		Value (Note 1)
	Containers and Packaging—2.4%
64,820	Berry Plastics Group, Inc.*	$3,802,990
79,794	Graphic Packaging Holding Co.	1,232,817
		5,035,807
	Diversified Consumer Services—0.7%
130,858	Career Education Corp.*	1,580,765
	Diversified Financial Services—0.7%
55,226	Leucadia National Corp.	1,462,937
	Diversified Telecommunication Services—1.5%
68,536	Cogent Communications Group, Inc.	3,104,681
	Electrical Equipment—0.6%
16,633	Encore Wire Corp.	809,196
60,322	LSI Industries, Inc.	415,015
		1,224,211
	Electronic Equipment, Instruments & Components—7.7%
33,671	Belden, Inc.	2,598,391
27,704	Control4 Corp.*	824,471
119,871	Flextronics International, Ltd.*	2,156,479
31,138	Itron, Inc.*	2,123,612
68,705	Jabil Circuit, Inc.	1,803,506
22,284	Rogers Corp.*	3,608,225
17,507	Universal Display Corp.	3,022,584
		16,137,268
	Energy Equipment and Services—0.5%
10,336	Dril-Quip, Inc.*	493,027
16,732	TechnipFMC Plc	523,879
		1,016,906
	Food Products—0.8%
100,962	Amplify Snack Brands, Inc.†,*	1,212,554
25,589	Darling Ingredients, Inc.*	463,928
		1,676,482
Shares		Value (Note 1)
	Health Care Equipment and Supplies—6.8%
50,693	Cardiovascular Systems, Inc.*	$1,200,917
15,066	Cooper Cos., Inc. (The)	3,282,580
28,219	Dexcom, Inc.†,*	1,619,489
18,080	Edwards Lifesciences Corp.*	2,037,797
67,923	Insulet Corp.*	4,686,687
14,411	STERIS Plc	1,260,530
30,242	Tandem Diabetes Care, Inc.†,*	71,371
		14,159,371
	Health Care Providers and Services—2.1%
61,562	Acadia Healthcare Co., Inc.†,*	2,008,768
117,894	Diplomat Pharmacy, Inc.*	2,366,133
		4,374,901
	Hotels, Restaurants & Leisure—0.5%
32,070	Planet Fitness, Inc., Class A*	1,110,584
	Household Durables—0.7%
30,185	Universal Electronics, Inc.*	1,426,241
	Insurance—1.8%
22,994	Aspen Insurance Holdings, Ltd.	933,557
7,686	Everest Re Group, Ltd.	1,700,604
16,777	W. R. Berkley Corp.	1,202,072
		3,836,233
	Internet Software and Services—3.1%
28,949	2u, Inc.*	1,867,500
18,085	Akamai Technologies, Inc.*	1,176,248
28,152	Benefitfocus, Inc.†,*	760,104
167,356	Brightcove, Inc.*	1,188,228
103,062	Gogo, Inc.†,*	1,162,539
18,685	Web.com Group, Inc.*	407,333
		6,561,952
	IT Services—1.5%
3,796	Alliance Data Systems Corp.	962,210
9,873	Euronet Worldwide, Inc.*	831,998
14,075	Global Payments, Inc.	1,410,878
		3,205,086

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2017

Shares		Value (Note 1)
	Leisure Equipment and Products—0.6%
90,940	Vista Outdoor, Inc.*	$1,324,996
	Life Sciences Tools and Services—1.4%
6,839	Illumina, Inc.*	1,494,253
93,662	Pacific Biosciences of California, Inc.†,*	247,268
36,536	QIAGEN NV*	1,130,058
		2,871,579
	Machinery—1.3%
85,502	Meritor, Inc.*	2,005,877
5,293	WABCO Holdings, Inc.*	759,545
		2,765,422
	Marine—0.5%
14,852	Kirby Corp.*	992,114
	Media—1.7%
354,214	Global Eagle Entertainment, Inc.†,*	811,150
48,120	Imax Corp.*	1,113,978
52,137	Lions Gate Entertainment Corp., Class B*	1,654,828
		3,579,956
	Metals and Mining—6.0%
30,586	Agnico-Eagle Mines, Ltd.	1,412,461
177,757	Allegheny Technologies, Inc.†,*	4,291,054
9,744	Carpenter Technology Corp.	496,847
166,918	Coeur Mining, Inc.*	1,251,885
248,019	Ferroglobe Plc*	4,017,908
265,265	Ferroglobe Plc Beneficial Interest Unit*	—
13,891	Steel Dynamics, Inc.	599,119
20,317	Warrior Met Coal, Inc.†	510,972
		12,580,246
	Oil, Gas and Consumable Fuels—2.9%
88,095	Carrizo Oil & Gas, Inc.†,*	1,874,661
47,295	Euronav NV†	437,479
82,907	GasLog, Ltd.†	1,844,681
20,533	Golar LNG, Ltd.†	612,089
43,734	Navigator Holdings, Ltd.†,*	430,780
Shares		Value (Note 1)
	Oil, Gas and Consumable Fuels (Continued)
43,191	SM Energy Co.	$953,657
		6,153,347
	Paper and Forest Products—0.3%
22,562	Louisiana-Pacific Corp.*	592,478
	Road and Rail—0.6%
28,949	Knight-Swift Transportation Holdings, Inc.†	1,265,650
	Semiconductors and Semiconductor Equipment—12.2%
8,047	Cavium, Inc.*	674,580
40,474	Cree, Inc.*	1,503,204
95,597	Cypress Semiconductor Corp.	1,456,898
52,376	Integrated Device Technology, Inc.*	1,557,138
63,453	MACOM Technology Solutions Holdings, Inc.†,*	2,064,761
30,503	Maxim Integrated Products, Inc.	1,594,697
29,263	Monolithic Power Systems, Inc.	3,287,991
72,661	ON Semiconductor Corp.*	1,521,521
48,459	Qorvo, Inc.*	3,227,369
421,375	QuickLogic Corp.†,*	733,193
43,597	Semtech Corp.*	1,491,017
9,148	Silicon Laboratories, Inc.*	807,768
29,270	Skyworks Solutions, Inc.	2,779,187
103,727	Veeco Instruments, Inc.*	1,540,346
54,554	Xperi Corp.	1,331,118
		25,570,788
	Software—4.1%
21,650	Barracuda Networks, Inc.*	595,375
5,433	Electronic Arts, Inc.*	570,791
16,177	Ellie Mae, Inc.†,*	1,446,224
114,638	Nuance Communications, Inc.*	1,874,331
15,945	Rapid7, Inc.*	297,534
4,050	Silver Spring Networks, Inc.*	65,772
233,989	TiVo Corp.	3,650,228
		8,500,255
	Specialty Retail—1.0%
24,206	MarineMax, Inc.*	457,493
72,989	Tailored Brands, Inc.	1,593,350
		2,050,843

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2017

Shares		Value (Note 1)
	Trading Companies and Distributors—3.2%
27,656	Beacon Roofing Supply, Inc.*	$1,763,347
66,068	BMC Stock Holdings, Inc.*	1,671,520
26,869	DXP Enterprises, Inc.*	794,516
46,317	MRC Global, Inc.*	783,684
9,482	Watsco, Inc.	1,612,319
		6,625,386
Shares		Value (Note 1)
	Transportation Infrastructure—1.2%
39,076	Macquarie Infrastructure Corp.	$2,508,679
	TOTAL COMMON STOCKS (Cost $125,176,013)	205,761,673
Par Amount		Yield	Maturity
	SHORT-TERM INVESTMENTS—11.6%
$1,211,429	State Street Bank and Trust Co. (Euro Time Deposit)	0.120%	01/02/2018	1,211,429
Shares
23,114,401	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	1.3471%		23,114,401
	TOTAL SHORT-TERM INVESTMENTS (Cost $24,325,830)			24,325,830
	TOTAL INVESTMENTS, AT VALUE—109.9% (Cost $149,501,843)			230,087,503
	Liabilities in Excess of Other Assets—(9.9)%			(20,803,283)
	NET ASSETS—100.0%			$209,284,220

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

*  Non-income producing security

†  Denotes all or a portion of security on loan (Note 1)

††  Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

December 31, 2017

At December 31, 2017, industry sector diversification of the M Capital Appreciation Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Information Technology	28.9%
Industrials	20.4%
Materials	16.2%
Health Care	11.4%
Financials	9.7%
Consumer Discretionary	6.0%
Energy	3.4%
Telecommunication Services	1.5%
Consumer Staples	0.8%
Short-Term Investments	11.6%
Total	109.9%

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2017

Shares		Value (Note 1)
	COMMON STOCKS—98.9%
	Aerospace & Defense—1.3%
2,302	Huntington Ingalls Industries, Inc.	$542,582
385	Moog, Inc., Class A*	33,437
7,856	Spirit AeroSystems Holdings, Inc., Class A	685,436
		1,261,455
	Airlines—1.3%
11,386	Delta Air Lines, Inc.	637,616
27,261	JetBlue Airways Corp.*	609,011
		1,246,627
	Auto Components—2.5%
27,412	Dana Holding Corp.	877,458
5,291	Lear Corp.	934,708
9,448	Tenneco, Inc.	553,086
1,171	Visteon Corp.*	146,539
		2,511,791
	Automobiles—1.7%
16,056	Fiat Chrysler Automobiles NV*	286,439
33,345	General Motors Co.	1,366,812
		1,653,251
	Banks—9.6%
119,300	Bank of America Corp.	3,521,736
11,729	Citigroup, Inc.	872,755
32,319	Citizens Financial Group, Inc.	1,356,752
27,394	JPMorgan Chase & Co.	2,929,514
15,565	Synovus Financial Corp.	746,186
3,891	TCF Financial Corp.	79,765
		9,506,708
	Beverages—1.4%
11,543	PepsiCo, Inc.	1,384,237
	Biotechnology—0.8%
10,446	Exelixis, Inc.*	317,558
3,119	Gilead Sciences, Inc.	223,445
1,872	Vertex Pharmaceuticals, Inc.*	280,538
		821,541
	Building Products—1.4%
12,479	Masco Corp.	548,327
9,455	Owens Corning	869,293
		1,417,620
Shares		Value (Note 1)
	Capital Markets—4.5%
4,656	Ameriprise Financial, Inc.	$789,052
15,792	Lazard, Ltd., Class A	829,080
7,202	LPL Financial Holdings, Inc.	411,522
14,472	Morgan Stanley	759,346
7,379	S&P Global, Inc.	1,250,003
6,819	SEI Investments Co.	490,013
		4,529,016
	Chemicals—2.7%
8,398	Cabot Corp.	517,233
2,255	Celanese Corp., Series A	241,465
7,805	Chemours Co. (The)	390,718
9,166	LyondellBasell Industries NV, Class A	1,011,193
6,761	Trinseo SA	490,849
		2,651,458
	Construction and Engineering—0.9%
993	Jacobs Engineering Group, Inc.	65,498
22,349	Quanta Services, Inc.*	874,070
		939,568
	Consumer Finance—1.3%
29,062	Ally Financial, Inc.	847,448
1,227	Discover Financial Services	94,381
29,079	Navient Corp.	387,332
		1,329,161
	Diversified Financial Services—1.8%
31,531	Leucadia National Corp.	835,256
19,705	Voya Financial, Inc.	974,807
		1,810,063
	Diversified Telecommunication Services—1.8%
34,161	Verizon Communications, Inc.	1,808,142
	Electric Utilities—3.4%
11,044	American Electric Power Co., Inc.	812,507
7,661	Edison International	484,482
15,620	Entergy Corp.	1,271,312
17,040	Portland General Electric Co.	776,683
		3,344,984

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2017

Shares		Value (Note 1)
	Electronic Equipment, Instruments & Components—1.2%
17,526	Jabil Circuit, Inc.	$460,057
36,688	Vishay Intertechnology, Inc.†	761,276
		1,221,333
	Equity Real Estate Investment Trusts (REITs)—1.9%
18,758	Gaming and Leisure Properties, Inc., REIT	694,046
22,447	Hospitality Properties Trust, REIT	670,043
3,973	Liberty Property Trust, REIT	170,879
6,282	Mack-Cali Realty Corp., REIT	135,440
3,779	Ryman Hospitality Properties, Inc., REIT	260,826
		1,931,234
	Food and Staples Retailing—2.0%
9,805	US Foods Holding Corp.*	313,073
17,321	Wal-Mart Stores, Inc.	1,710,449
		2,023,522
	Food Products—3.0%
6,799	Bunge, Ltd.	456,077
2,134	Darling Ingredients, Inc.*	38,689
5,270	Hershey Co. (The)	598,198
9,654	Ingredion, Inc.	1,349,629
3,601	Pilgrim's Pride Corp.†,*	111,847
3,409	Sanderson Farms, Inc.	473,101
		3,027,541
	Gas Utilities—0.6%
7,807	Southwest Gas Holdings, Inc.	628,307
	Health Care Equipment and Supplies—1.5%
18,185	Baxter International, Inc.	1,175,478
4,913	Haemonetics Corp.*	285,347
		1,460,825
	Health Care Providers and Services—1.7%
2,243	Anthem, Inc.	504,697
2,503	Centene Corp.*	252,503
3,094	Express Scripts Holding Co.*	230,936
2,923	Humana, Inc.	725,109
		1,713,245
Shares		Value (Note 1)
	Household Durables—0.9%
20,336	Pulte Homes, Inc.	$676,172
3,914	Toll Brothers, Inc.	187,950
		864,122
	Independent Power and Renewable Electricity Producers—0.8%
74,825	AES Corp./VA	810,355
	Insurance—8.1%
3,549	AFLAC, Inc.	311,531
14,306	Allstate Corp. (The)	1,497,981
15,729	Assured Guaranty, Ltd.	532,741
28,317	CNO Financial Group, Inc.	699,147
13,778	Lincoln National Corp.	1,059,115
4,889	Old Republic International Corp.	104,527
13,799	Prudential Financial, Inc.	1,586,609
7,670	Reinsurance Group of America, Inc.	1,195,983
19,629	Unum Group	1,077,436
		8,065,070
	Internet Software and Services—1.2%
10,718	VeriSign, Inc.†,*	1,226,568
	IT Services—0.2%
2,201	Cognizant Technology Solutions Corp., Class A	156,315
	Leisure Equipment and Products—0.3%
4,570	Brunswick Corp/DE	252,355
	Life Sciences Tools and Services—0.3%
9,696	Bruker Corp.	332,767
	Machinery—1.4%
5,392	Cummins, Inc.	952,443
4,730	Oshkosh Corp.	429,910
		1,382,353
	Media—1.1%
3,411	AMC Networks, Inc., Class A*	184,467
5,347	John Wiley & Sons, Inc., Class A	351,565
31,908	News Corp., Class A	517,229
		1,053,261

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2017

Shares		Value (Note 1)
	Metals and Mining—0.4%
7,245	Alcoa Corp.*	$390,288
	Multi-Utilities—0.4%
6,997	Public Service Enterprise Group, Inc.	360,346
	Oil, Gas and Consumable Fuels—10.5%
7,041	Andeavor	805,068
9,176	Chevron Corp.	1,148,743
5,058	ConocoPhillips	277,634
19,219	Devon Energy Corp.	795,667
35,586	Exxon Mobil Corp.	2,976,413
20,076	Marathon Petroleum Corp.	1,324,615
9,898	PBF Energy, Inc., Class A	350,884
4,549	Phillips 66	460,131
16,003	QEP Resources, Inc.*	153,149
57,026	Southwestern Energy Co.*	318,205
17,158	Valero Energy Corp.	1,576,992
8,396	World Fuel Services Corp.	236,263
		10,423,764
	Paper and Forest Products—0.7%
1,536	Domtar Corp.	76,063
14,156	Louisiana-Pacific Corp.*	371,736
8,212	Norbord, Inc.	277,648
		725,447
	Personal Products—0.5%
6,727	Nu Skin Enterprises, Inc., Class A	458,983
	Pharmaceuticals—9.7%
13,990	Bristol-Myers Squibb Co.	857,307
3,839	Eli Lilly & Co.	324,242
26,461	Johnson & Johnson	3,697,131
33,266	Merck & Co., Inc.	1,871,878
79,210	Pfizer, Inc.	2,868,986
		9,619,544
	Professional Services—0.7%
5,550	ManpowerGroup, Inc.	699,910
	Real Estate Management and Development—2.4%
30,107	CBRE Group, Inc., Class A*	1,303,934
4,500	Jones Lang LaSalle, Inc.	670,185
Shares		Value (Note 1)
	Real Estate Management and Development (Continued)
15,783	Realogy Holdings Corp.	$418,250
		2,392,369
	Road and Rail—1.6%
4,007	Old Dominion Freight Line, Inc.	527,121
12,490	Ryder System, Inc.	1,051,283
		1,578,404
	Semiconductors and Semiconductor Equipment—1.7%
5,861	Advanced Energy Industries, Inc.*	395,500
21,674	Amkor Technology, Inc.*	217,824
13,957	Applied Materials, Inc.	713,482
9,614	Micron Technology, Inc.*	395,327
		1,722,133
	Software—4.4%
11,361	Aspen Technology, Inc.*	752,098
7,466	Cadence Design Systems, Inc.*	312,228
3,095	Citrix Systems, Inc.*	272,360
3,861	Intuit, Inc.	609,188
13,753	Microsoft Corp.	1,176,432
15,016	Synopsys, Inc.*	1,279,964
		4,402,270
	Specialty Retail—0.7%
6,232	Aaron's, Inc.	248,345
16,719	American Eagle Outfitters, Inc.	314,317
49,497	Office Depot, Inc.	175,220
		737,882
	Technology Hardware, Storage & Peripherals—0.2%
1,988	Western Digital Corp.	158,106
	Textiles, Apparel and Luxury Goods—0.4%
6,473	Michael Kors Holdings, Ltd.*	407,475
	Thrifts and Mortgage Finance—0.5%
1,987	Essent Group, Ltd.*	86,276
25,042	MGIC Investment Corp.*	353,343
5,140	Radian Group, Inc.	105,935
		545,554

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2017

Shares		Value (Note 1)
	Tobacco—0.8%
7,169	Philip Morris International, Inc.	$757,405
	Trading Companies and Distributors—0.1%
3,143	Triton International Ltd/Bermuda	117,705
Shares		Value (Note 1)
	Wireless Telecommunication Services—0.6%
19,847	Telephone & Data Systems, Inc.	$551,747
	TOTAL COMMON STOCKS (Cost $81,797,055)	98,414,127
Par Amount		Yield	Maturity
	SHORT-TERM INVESTMENTS—2.9%
$1,015,803	State Street Bank and Trust Co. (Euro Time Deposit)	0.120%	01/02/2018	1,015,803
Shares
1,851,917	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	1.3471%		1,851,917
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,867,720)			2,867,720
	TOTAL INVESTMENTS, AT VALUE—101.8% (Cost $84,664,775)			101,281,847
	Liabilities in Excess of Other Assets—(1.8)%			(1,780,738)
	NET ASSETS—100.0%			$99,501,109

Notes to the Schedule of Investments:

REIT—Real Estate Investment Trust

*  Non-income producing security

†  Denotes all or a portion of security on loan (Note 1)

††  Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

December 31, 2017

At December 31, 2017, industry sector diversification of the M Large Cap Value Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Financials	25.8%
Health Care	14.0%
Energy	10.5%
Information Technology	8.9%
Industrials	8.7%
Consumer Staples	7.7%
Consumer Discretionary	7.6%
Utilities	5.2%
Real Estate	4.3%
Materials	3.8%
Telecommunication Services	2.4%
Short-Term Investments	2.9%
Total	101.8%

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Assets:
Investments, at value (Note 1)*/**—see accompanying Schedule of Investments	$245,825,751	$192,713,838	$230,087,503	$101,281,847
Cash denominated in foreign currencies***	3,819	—	—	—
Receivable from:
Dividends and interest	835,910	87,042	76,092	85,619
Securities sold	28,320	702,362	2,791,143	254,438
Capital stock subscriptions	16,632	26,166	64,110	56,115
Prepaid expenses	1,039	841	892	425
Total assets	246,711,471	193,530,249	233,019,740	101,678,444
Liabilities:
Payable for:
Payable upon return of securities loaned (Note 1)	2,302,217	—	23,114,401	1,851,917
Securities purchased	—	—	397,264	240,314
Investment Adviser, net (Note 2)	140,722	97,879	159,993	36,478
Capital stock redemptions	37,379	6,662	14,988	11,679
M Financial Group-compliance expense (Note 2)	4,720	4,092	4,318	1,991
Accrued expenses and other liabilities	59,486	42,471	44,556	34,956
Total liabilities	2,544,524	151,104	23,735,520	2,177,335
Net assets	$244,166,947	$193,379,145	$209,284,220	$99,501,109
Net assets consist of:
Paid-in capital	$289,001,082	$119,125,156	$122,425,162	$82,330,142
Undistributed (distributions in excess of) net investment income	(1,607,144)	—	—	44,064
Accumulated net realized gain (loss) on investments	(90,000,730)	9,468,270	6,273,398	509,831
Net unrealized appreciation on investments and foreign currencies	46,773,739	64,785,719	80,585,660	16,617,072
Net assets	$244,166,947	$193,379,145	$209,284,220	$99,501,109
Shares outstanding#	17,979,746	7,158,709	6,698,771	7,143,907
Net asset value, offering price and redemption price per share	$13.58	$27.01	$31.24	$13.93
* Cost of investments	$199,048,272	$127,928,129	$149,501,843	$84,664,775
** Includes securities on loan with market values of	$2,229,609	$—	$22,233,734	$1,784,660
*** Cost of cash denominated in foreign currencies	$3,819	$—	$—	$—

  #  The number of authorized shares with a par value of $0.001 per share, for each of the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund is 100,000,000.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2017

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Investment income:
Interest	$5,049	$1,059	$3,620	$989
Securities lending income	25,884	55,346	106,365	874
Dividends*	4,472,105	916,462	1,985,576	2,049,795
Non-cash dividends	342,960	—	—	—
Total investment income	4,845,998	972,867	2,095,561	2,051,658
Expenses:
Investment advisory fee (Note 2)	1,525,753	1,083,870	1,853,431	420,020
Custody, fund accounting, transfer agent and administration fees	283,045	130,760	178,401	96,106
Directors' fees and expenses	45,427	38,108	43,368	19,598
Professional fees	33,120	28,658	28,879	25,582
Printing and shareholder reporting	20,102	18,638	19,650	15,386
Compliance expenses (Note 2)	18,197	15,537	17,716	7,924
Other	28,928	23,813	29,515	13,978
Total expenses	1,954,572	1,339,384	2,170,960	598,594
Less: Expenses waived by the Adviser (Note 2)	—	—	—	(14,001)
Net expenses	1,954,572	1,339,384	2,170,960	584,593
Net investment income (loss)	2,891,426	(366,517)	(75,399)	1,467,065
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	1,244,221	15,020,583	25,047,604	6,838,697
Foreign currency transactions	(16,647)	(910)	—	33
Net realized gain	1,227,574	15,019,673	25,047,604	6,838,730
Net change in unrealized appreciation (depreciation) on:
Investments	41,856,691	44,314,293	10,656,325	4,917,990
Foreign currency translation	54,061	10	—	68
Net change in unrealized appreciation	41,910,752	44,314,303	10,656,325	4,918,058
Net realized and unrealized gain	43,138,326	59,333,976	35,703,929	11,756,788
Net increase in net assets resulting from operations	$46,029,752	$58,967,459	$35,628,530	$13,223,853
* Net of foreign taxes withheld of:	$491,961	$6,630	$8,036	$1,617

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$2,891,426	$3,082,084	$(366,517)	$(426,251)
Net realized gain (loss) on investments and foreign currency transactions	1,227,574	(2,655,763)	15,019,673	7,094,050
Net change in unrealized appreciation (depreciation) on investments and foreign currency	41,910,752	(814,561)	44,314,303	(10,874,480)
Net increase (decrease) in net assets resulting from operations	46,029,752	(388,240)	58,967,459	(4,206,681)
Distributions to shareholders:
From net investment income	(3,779,071)	(2,304,828)	—	—
From net realized capital gains	—	—	(5,204,806)	(9,103,954)
Total distributions to shareholders	(3,779,071)	(2,304,828)	(5,204,806)	(9,103,954)
Fund share transactions (Note 4):
Proceeds from shares sold	33,434,491	28,164,537	18,610,328	15,056,569
Net asset value of shares issued on reinvestment of distributions	3,779,071	2,304,828	5,204,806	9,103,954
Cost of shares repurchased	(29,206,624)	(61,882,072)	(41,964,468)	(33,708,030)
Net increase (decrease) in net assets resulting from Fund share transactions	8,006,938	(31,412,707)	(18,149,334)	(9,547,507)
Total change in net assets	50,257,619	(34,105,775)	35,613,319	(22,858,142)
Net assets:
Beginning of year	193,909,328	228,015,103	157,765,826	180,623,968
End of year*	$244,166,947	$193,909,328	$193,379,145	$157,765,826
* Including undistributed (distributions in excess of) net investment income of:	$(1,607,144)	$(944,107)	$—	$—

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	M Capital Appreciation Fund		M Large Cap Value Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$(75,399)	$(632,464)	$1,467,065	$1,679,940
Net realized gain (loss) on investments and foreign currency transactions	25,047,604	11,357,341	6,838,730	(1,623,480)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	10,656,325	23,969,664	4,918,058	8,243,752
Net increase (decrease) in net assets resulting from operations	35,628,530	34,694,541	13,223,853	8,300,212
Distributions to shareholders:
From net investment income	—	—	(1,391,726)	(1,632,623)
From net realized capital gains	(22,028,826)	(7,531,257)	(4,643,266)	—
Total distributions to shareholders	(22,028,826)	(7,531,257)	(6,034,992)	(1,632,623)
Fund share transactions (Note 4):
Proceeds from shares sold	18,652,559	15,135,884	9,867,851	13,595,817
Net asset value of shares issued on reinvestment of distributions	22,028,825	7,531,257	6,034,992	1,632,623
Cost of shares repurchased	(42,213,419)	(34,911,468)	(14,779,680)	(25,877,433)
Net increase (decrease) in net assets resulting from Fund share transactions	(1,532,035)	(12,244,327)	1,123,163	(10,648,993)
Total change in net assets	12,067,669	14,918,957	8,312,024	(3,981,404)
Net assets:
Beginning of year	197,216,551	182,297,594	91,189,085	95,170,489
End of year*	$209,284,220	$197,216,551	$99,501,109	$91,189,085
* Including undistributed (distributions in excess of) net investment income of:	$—	$—	$44,064	$28,370

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M International Equity Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of year	$11.12	$11.26	$11.93	$13.15	$11.57
Income from investment operations:
Net investment income‡	0.17	0.17	0.19	0.24	0.20
Net realized and unrealized gain (loss) on investments	2.50	(0.18)	(0.66)	(1.16)	1.68
Total from investment operations	2.67	(0.01)	(0.47)	(0.92)	1.88
Less distributions to shareholders:
From net investment income	(0.21)	(0.13)	(0.20)	(0.30)	(0.30)
Total distributions	(0.21)	(0.13)	(0.20)	(0.30)	(0.30)
Net asset value, end of year	$13.58	$11.12	$11.26	$11.93	$13.15
Total Return+	24.05%	(0.05)%	(3.94)%	(7.06)%	16.32%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$244,167	$193,909	$228,015	$217,525	$301,740
Net expenses to average daily net assets	0.90%	0.94%	0.95%	0.93%	0.94%
Net investment income to average daily net assets	1.33%	1.51%	1.51%	1.83%	1.65%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	N/A	0.97%	0.96%	N/A	N/A
Net investment income	N/A	1.48%	1.50%	N/A	N/A
Portfolio turnover rate	10%	20%	27%	15%	14%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of year	$19.97	$21.66	$23.95	$24.74	$19.20
Income from investment operations:
Net investment income (loss)‡	(0.05)	(0.05)	(0.05)	0.02	0.05
Net realized and unrealized gain (loss) on investments	7.83	(0.45)	1.96	2.45	6.86
Total from investment operations	7.78	(0.50)	1.91	2.47	6.91
Less distributions to shareholders:
From net investment income	—	—	(0.01)	(0.01)	(0.12)
From net realized capital gains	(0.74)	(1.19)	(4.19)	(3.25)	(1.25)
Total distributions	(0.74)	(1.19)	(4.20)	(3.26)	(1.37)
Net asset value, end of year	$27.01	$19.97	$21.66	$23.95	$24.74
Total Return+	38.97%	(2.32)%	7.70%	10.21%	36.15%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$193,379	$157,766	$180,624	$177,904	$183,264
Net expenses to average daily net assets	0.73%	0.78%	0.76%	0.75%	0.77%
Net investment income (loss) to average daily net assets	(0.20)%	(0.26)%	(0.20)%	0.07%	0.25%
Portfolio turnover rate	49%	36%	69%	46%	74%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Capital Appreciation Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of year	$29.28	$25.15	$30.22	$29.71	$23.38
Income from investment operations:
Net investment loss‡	(0.01)	(0.09)	(0.10)	(0.11)	(0.06)
Net realized and unrealized gain (loss) on investments	5.55	5.38	(1.77)	3.81	9.13
Total from investment operations	5.54	5.29	(1.87)	3.70	9.07
Less distributions to shareholders:
From net realized capital gains	(3.58)	(1.16)	(3.20)	(3.19)	(2.74)
Total distributions	(3.58)	(1.16)	(3.20)	(3.19)	(2.74)
Net asset value, end of year	$31.24	$29.28	$25.15	$30.22	$29.71
Total Return+	19.02%	21.06%	(6.58)%	12.42%	39.20%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$209,284	$197,217	$182,298	$180,980	$187,107
Net expenses to average daily net assets	1.05%	1.08%	1.07%	1.07%	1.07%
Net investment loss to average daily net assets	(0.04)%	(0.35)%	(0.34)%	(0.34)%	(0.23)%
Portfolio turnover rate	20%	19%	23%	17%	18%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Value Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of year	$12.89	$11.96	$13.36	$13.77	$11.44
Income from investment operations:
Net investment income‡	0.21	0.22	0.18	0.15	0.20
Net realized and unrealized gain (loss) on investments	1.73	0.94	(0.24)	1.20	3.68
Total from investment operations	1.94	1.16	(0.06)	1.35	3.88
Less distributions to shareholders:
From net investment income	(0.21)	(0.23)	(0.17)	(0.17)	(0.37)
From return of capital	—	—	(0.01)	—	—
From net realized capital gains	(0.69)	—	(1.16)	(1.59)	(1.18)
Total distributions	(0.90)	(0.23)	(1.34)	(1.76)	(1.55)
Net asset value, end of year	$13.93	$12.89	$11.96	$13.36	$13.77
Total Return+	14.99%	9.73%*	(0.66)%	9.68%	34.22%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$99,501	$91,189	$95,170	$83,035	$93,033
Net expenses to average daily net assets	0.64%	0.68%	0.69%	0.68%	0.61%
Net investment income to average daily net assets	1.57%	1.85%	1.32%	1.05%	1.52%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	0.64%	0.68%	N/A	N/A	0.78%
Net investment income	1.56%	1.85%	N/A	N/A	1.35%
Portfolio turnover rate	75%	54%	66%	80%	154%?

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

*  Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder processing.

?  The increase in portfolio turnover rate during the period was primarily attributable to portfolio adjustments made in response to a change in the Fund's sub-adviser.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Corporation") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of December 31, 2017, the Corporation consisted of four separate diversified investment portfolios: M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund (each singularly a "Fund" or collectively the "Funds"), each of which is a separate mutual fund.

The Corporation offers shares of the Funds to certain insurance company separate accounts, which serve as the underlying funding vehicles for certain variable annuity and variable life insurance policies. These annuities and insurance policies are offered primarily by members of M Financial Holdings Incorporated ("M Financial Group") and are issued by certain life insurance companies.

M International Equity Fund

M International Equity Fund will normally invest at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States. These countries may include, but are not limited to, the nations of Western Europe, North and South America, Australia, Africa and Asia. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice. Securities will generally be purchased in the form of common stock, preferred stock, securities that are convertible into common stock, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), International Depositary Receipts (IDRs) or Global Depositary Receipts (GDRs). The Fund focuses on stocks with capitalizations of $1 billion or more. The Fund also may invest in emerging market securities. The Fund's sub-adviser, Northern Cross, LLC's ("Northern Cross") investment philosophy is to buy undervalued quality companies with improving margins and aim to hold them for five to seven years.

M Large Cap Growth Fund

M Large Cap Growth Fund will normally invest at least 80% of its total assets in large-cap equity securities, including common stocks, preferred stocks and American Depositary Receipts. The Fund may invest up to 20% of its assets in equity securities of foreign issuers. DSM Capital Partners LLC ("DSM"), the Fund's sub-adviser defines "large-cap" as capitalizations of $10 billion or more. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice. DSM uses a "bottom-up," idea-driven approach and focuses on a long-term (e.g., three-year minimum) investment horizon. DSM seeks to invest in growing businesses with solid fundamentals, attractive profitability and successful management. Candidate companies will typically have projected revenue and earnings growth in excess of 10% and will often have higher returns on equity and assets than average S&P 500 companies. Generally, these businesses will be generating free cash flow and will have financial returns that are stable or rising, driven by improving business fundamental all as determined by DSM.

M Capital Appreciation Fund

M Capital Appreciation Fund invests in common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500 Index. The Fund's sub-adviser, Frontier Capital Management Company, LLC ("Frontier") seeks to invest in companies with unrecognized earnings potential. Earnings per share, growth and price appreciation are important

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

factors. Wall Street analysts do not usually widely follow small to mid-sized companies like those in which the Fund invests and institutional investors usually do not own a large percentage of them. The cornerstone of Frontier's investment process is internally generated fundamental research. Stocks are sold if earnings growth potential is realized, when the fundamental reasons for purchase are no longer valid, or when a more attractive situation is identified.

M Large Cap Value Fund

M Large Cap Value Fund will normally invest at least 80% of its total assets in the large-capitalization segment of the U.S. stock market, including equity securities of U.S. issuers. AJO, LP ("AJO"), the Fund's sub-adviser, defines "large-capitalization" as capitalizations of $5 billion or more. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice. AJO uses a systematic, disciplined, quantitative investment process. AJO is value-oriented, but believes superior results are best achieved by combining value, management, momentum and sentiment. AJO focuses on well-managed companies with quality cash profits, relatively low market valuations, positive price and earnings momentum and favorable investor sentiment. It optimizes portfolios to diversify multi-faceted risk. The Fund is fully invested, sector-neutral and well diversified in terms of industry, fundamental characteristics and various statistical measures of risk. AJO seeks to minimize implementation shortfall, defined as the difference between valuation price and execution price, including commissions, spreads, market impact and opportunity cost.

1.  Significant Accounting Policies

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

Use of Estimates

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation

Equity securities and other similar investments traded on a recognized U.S. securities exchange are valued at the last sale price on the exchange on which the securities are traded. If no sale occurs, equity securities and other similar investments traded on a U.S. exchange are valued at the most recent bid price. Equity securities and other similar investments traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price. If no sale occurs, equity securities and other similar investments traded on NASDAQ are valued at the most recent bid price. Equity securities and other similar

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

investments traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the close of the New York Stock Exchange. However, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Directors may decide to value the security based on fair value. The Board of Directors has approved the use of an independent fair value service for foreign securities, which may provide a fair value price on trading days when the S&P 500 Index moves more than 1%. The use of a fair value price may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund's NAV. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation date or, if no sale occurs, at the most recent bid price. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant accretion or amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which a pricing service supplies no quotations or quotations are not deemed to be representative of market value or for which there are no readily available market quotations are valued at fair value as determined in good faith by the Pricing Committee appointed by the Board of Directors (excluding debt securities with a remaining maturity of sixty days or less).

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is utilized to maximize the use of observable data inputs and minimize the use of unobservable data inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use to price the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use to price the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use to price the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments;

•  Level 2—quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3—significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of December 31, 2017, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund had (i) all long-term investments classified as Level 1, as represented on the Schedule of Investments; and (ii) all short-term investments classified as Level 2.

The following is a summary of the inputs used as of December 31, 2017 in valuing the M International Equity Fund investments:

Assets Valuation Input

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Austria	$1,535,651	$—	$—	$1,535,651
Belgium	4,357,490	—	—	4,357,490
Brazil	616,291	—	—	616,291
Canada	676,212	—	—	676,212
China	7,085,838	—	—	7,085,838
Colombia	7,544,964	—	—	7,544,964
Denmark	4,650,071	—	—	4,650,071
France	41,462,617	—	—	41,462,617
Germany	23,549,637	—	—	23,549,637
Israel	2,118,894	—	—	2,118,894
Italy	2,400,371	—	—	2,400,371
Japan	24,241,943	—	—	24,241,943
Jersey	4,842,604	—	—	4,842,604
Macau	171,937	—	—	171,937
Mexico	2,513,289	—	—	2,513,289
Netherlands	10,550,737	—	—	10,550,737
Norway	1,231,496	—	—	1,231,496
Spain	4,028,823	—	—	4,028,823
Sweden	8,695,149	—	—	8,695,149
Switzerland	20,018,802	—	—	20,018,802
United Kingdom	24,990,732	—	25,424	25,016,156
United States	30,804,484	—	—	30,804,484
Total Common Stocks	228,088,032	—	25,424	228,113,456

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Warrant
Malaysia	$78,595	$—	$—	$78,595
Preferred Stock
Colombia	703,306	—	—	703,306
Short-Term Investments
Short-Term Investments	—	14,628,177	—	14,628,177
Investments in Security Lending Collateral	—	2,302,217	—	2,302,217
Total Short-Term Investments	—	16,930,394	—	16,930,394
Total	$228,869,933	$16,930,394	$25,424	$245,825,751

The following is a reconciliation of investments in securities for which significant unobservable inputs (Level 3) were used in determining value for the M International Equity Fund:

Investments in Securities	Balance as of December 31, 2016	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of Demcember 31, 2017	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/17 for the period ended 12/31/17
Common Stocks	$—	$—	$473	$24,951	$—	$—	$—	$25,424	$473
Total	$—	$—	$473	$24,951	$—	$—	$—	$25,424	$473

The Funds did not have significant transfers in and out among Levels 1, 2, or 3 of the fair value hierarchy during the year ended December 31, 2017.

Securities Transactions, Investment Income and Expenses

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

Most expenses of the Corporation can be directly attributed to a Fund. Expenses that cannot be directly attributed are apportioned among Funds by the Corporation based on average net assets of each Fund.

Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund and timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterizations of distributions made by each Fund and reclassifications to paid-in capital.

Securities Lending

The Funds participate in a securities lending program under the terms of a Securities Lending Agency Agreement with State Street Bank and Trust Company, which serves as the Funds' securities lending agent. Each Fund may loan its portfolio securities in an amount up to 33 1/3 of its total assets. The Funds receive cash (U.S. currency) as collateral against the loaned securities. Such collateral is invested by the securities lending agent in a money market mutual fund that meets the quality and diversification requirements in accordance with Rule 2a-7 under the 1940 Act. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined each day at the close of business of the Funds and any change in the amount of collateral is delivered to or paid by the Fund the next day. The collateral value does not include the calculated mark, which is the amount charged/returned to the borrower daily to maintain 102%/105% of market value. There is a day lag in receiving the mark, which may at times result in a collateral percentage above or below 102%/105%.

The collateral received is recorded on a lending Fund's statement of assets and liabilities, along with the related obligation to return the collateral. A Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. Upon an event of default under the Securities Agency Lending Agreement, there is a risk of delay in the recovery of the securities or loss of rights in the collateral. If the borrower fails to return loaned securities and cash collateral is insufficient to cover the value of loaned securities (provided that the insufficiency is not due to investment losses), the securities lending agent has agreed, at its option, to pay the amount of any shortfall in collateral to the Funds; or to replace the securities. Any dividends or interest payable by the issuers of the loaned portfolio securities, during the time that the securities are on loan, are paid to the borrowers of those securities. Dividend or interest payments that are made to borrowers of the loaned securities are reimbursed by the borrowers to the Funds. Such reimbursement amounts do not comprise qualified dividend income under the Internal Revenue Code of 1986, as amended.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

Income generated from the investment of cash collateral, less negotiated rebate fees paid to the borrower through the securities lending agent, is the source of the Fund's securities lending income, 70% of which is paid to the Fund, 30% of which is paid to the custodian as securities lending agent.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Amounts of Recognized Assets	Statement Assets and Liabilities	Statement Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
M International Equity Fund	$2,302,217	$—	$2,302,217	$—	$2,302,217	$—
M Large Cap Growth Fund	$—	$—	$—	$—	$—	$—
M Capital Appreciation Fund	$23,114,401	$—	$23,114,401	$—	$23,114,401	$—
M Large Cap Value Fund	$1,851,917	$—	$1,851,917	$—	$1,851,917	$—

The following table presents the remaining contractual maturity of the Securities Lending Agency Agreement as of December 31, 2017.

Fund	Security Type	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
M International Equity Fund	Common Stocks	$2,302,217	$—	$—	$—	$2,302,217
M Capital Appreciation Fund	Common Stocks	$23,114,401	$—	$—	$—	$23,114,401
M Large Cap Value Fund	Common Stocks	$1,851,917	$—	$—	$—	$1,851,917

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

The Funds did not have any unrecognized tax benefits as of December 31, 2017, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2017, the Funds did not incur any such interest or penalties. The Funds' tax returns are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, December 2014 through December 2016. No examination of any of the Funds' tax filings is currently in progress.

2.  Advisory Fee and Other Transactions with Affiliates

The Corporation has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of M Financial Group. The Advisory Agreement provides that the Funds will pay the Adviser a fee at an annual rate of the value of each Fund's average daily net assets as follows:

Fund	Total Advisory Fees
M International Equity Fund	0.70% on the first $1 billion
0.65% on the amounts above $1 billion
M Large Cap Growth Fund	0.65% of the first $50 million
0.60% of the next $50 million
0.55% on the amounts above $100 million
M Capital Appreciation Fund	0.90%
M Large Cap Value Fund*	0.45% of the first $250 million
0.35% of the next $250 million
0.30% of the next $250 million
0.275% on the amounts thereafter

*  On October 1, 2016, the Sub-Adviser for the Fund waived 5% of its sub-advisory fee. Consequently, the Adviser waived a portion of the fee payable by the Fund. For the year ended December 31, 2017, the fee payable to the Adviser for the Fund was 0.435% on the first $250 million, 0.34% on the next $250 million, 0.2925% on the next $250 million and 0.2688% thereafter on the Fund's average daily net assets. For the year ended December 31, 2017, the Adviser waived $14,001 otherwise payable by the M Large Cap Value Fund.

Prior to May 1, 2017 and for the period May 1, 2017 to April 30, 2018, the Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized average daily net assets. For the year ended December 31, 2017, there were no such reimbursements.

The Adviser has engaged Northern Cross, LLC, DSM Capital Partners LLC, Frontier Capital Management Company, LLC and AJO, LP to act as sub-advisers to provide day-to-day portfolio management for the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund, respectively.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

As compensation for their services, each sub-adviser receives a fee based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Total Sub-Advisory Fees
M International Equity Fund	0.55% on the first $1 billion
0.50% on the amounts above $1 billion
M Large Cap Growth Fund	0.50% on the first $50 million
0.45% on the next $50 million
0.40% on the amounts above $100 million
M Capital Appreciation Fund	0.75%
M Large Cap Value Fund*	0.30% on the first $250 million
0.20% on the next $250 million
0.15% on the next $250 million
0.125% on the amounts thereafter

*  On October 1, 2016, the Sub-Adviser waived 5% of its sub-advisory fee. For the year ended December 31, 2017, the fee payable to the Sub-Adviser for the Fund was 0.285% on the first $250 million, 0.19% on the next $250 million, 0.1425% on the next $250 million and 0.1188% thereafter on the Fund's average daily net assets.

The sub-advisory fees are paid by the Adviser out of the investment advisory fees disclosed above.

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are charged the Distributor for its services.

The Corporation pays no compensation to its officers, other than the Chief Compliance Officer ("CCO"). The Corporation pays each Director $1,500 per meeting attended. The Corporation pays each non-interested Director an annual retainer of $20,000. Each member of the Audit Committee receives $1,500 per meeting of the Audit Committee that he attends. The Chairman of the Board and Audit Committee Chair receive an additional $10,000 annually. CCO compensation is paid to M Financial Group pursuant to an employee leasing agreement between the Corporation and M Financial Group and is included under compliance expenses on the Funds' Statements of Operations.

3.  Purchases and Sales of Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2017, were as follows:

	Non-U.S. Government Securities
	Purchases	Sales
M International Equity Fund	$25,272,898	$21,223,608
M Large Cap Growth Fund	88,740,350	112,827,029
M Capital Appreciation Fund	40,165,737	56,648,761
M Large Cap Value Fund	69,400,830	73,179,100

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

4.  Paid-in Capital

Changes in the capital shares outstanding were as follows:

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Shares sold	2,576,981	2,521,832	755,122	728,919
Shares repurchased	(2,318,859)	(5,544,590)	(1,689,858)	(1,617,360)
Distributions reinvested	278,912	208,017	192,384	451,205
Net increase (decrease)	537,034	(2,814,741)	(742,352)	(437,236)
Fund Shares:
Beginning of year	17,442,712	20,257,453	7,901,061	8,338,297
End of year	17,979,746	17,442,712	7,158,709	7,901,061
	M Capital Appreciation Fund		M Large Cap Value Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Shares sold	585,377	556,464	738,308	1,155,259
Shares repurchased	(1,323,145)	(1,328,173)	(1,098,551)	(2,165,923)
Distributions reinvested	700,269	258,551	430,456	126,266
Net increase (decrease)	(37,499)	(513,158)	70,213	(884,398)
Fund Shares:
Beginning of year	6,736,270	7,249,428	7,073,694	7,958,092
End of year	6,698,771	6,736,270	7,143,907	7,073,694

5.  Financial Instruments

Foreign Investments and Foreign Currency

Each of the Funds may invest in securities of companies that are organized under the laws of a foreign country and (i) are unlisted or listed primarily on a non-U.S. exchange; or (ii) are listed on a U.S. exchange or over-the-counter as a sponsored or unsponsored American Depositary Receipt ("foreign issuers"). M International Equity Fund may also invest in non-U.S. dollar denominated securities and securities of foreign issuers represented by European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs"). The value of all assets and liabilities expressed in foreign currencies are translated into U.S. dollars at the exchange rates captured as of twelve noon Eastern Time each business day other than market holidays or early closures. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions. M International Equity Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in market prices of securities held at year end.

Investments in non-U.S. dollar denominated securities or in the securities of foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures for such securities may be different in foreign countries and, in certain markets, on certain occasions such procedures have been unable to keep pace with the volume of securities transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment and resource self-sufficiency.

Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in foreign issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments denominated in a particular currency, the Fund is at risk of adverse developments affecting the value of such currency.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

6.  Beneficial Interest

Shares of the Funds are owned by insurance companies through their separate accounts that are used primarily to fund variable annuity contracts and variable life insurance contracts and by M Financial Holdings Incorporated through direct ownership of seed money and general investment shares. As of December 31, 2017, John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona, Security Life of Denver (an indirect, wholly owned subsidiary of Voya Financial, Inc.), Lincoln National Life Insurance Co., New York Life Insurance Co., Nationwide Financial Services, Inc., Delaware Life Insurance Co. and TIAA-CREF Life Insurance Co. and M Financial Holdings Incorporated owned all shares of the Funds. John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of each Fund because their separate accounts hold more than 25% of the shares of each Fund.

As of December 31, 2017 the ownership of each Fund was as follows:

	Percentage of Ownership
	M Financial Holdings, Inc.	John Hancock Variable Life Insurance Co.		Pacific Life Insurance Co.	Pruco Life Insurance Co. Of Arizona	Voya-Security Life of Denver
M International Equity Fund	0.8%	45.4%		36.4%	6.0%	5.5%
M Large Cap Growth Fund	1.1%	52.6%		30.7%	6.1%	1.8%
M Capital Appreciation Fund	1.0%	47.2%		39.0%	2.7%	5.1%
M Large Cap Value Fund	2.1%	50.6%		30.7%	5.0%	2.6%
	Percentage of Ownership
	Lincoln National Life Insurance Co.	New York Life Insurance Co.		Nationwide Financial Services, Inc.	Delaware Life Insurance Co.	TIAA-CREF Life Insurance Co.
M International Equity Fund	1.9%	0.0	%(1)	0.8%	1.0%	2.2%
M Large Cap Growth Fund	2.3%	—%		1.5%	1.5%	2.4%
M Capital Appreciation Fund	1.6%	—%		1.3%	0.4%	1.7%
M Large Cap Value Fund	2.8%	—%		2.6%	0.6%	3.0%

(1)  Amount rounds to less than 0.05%.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information

At December 31, 2017, aggregated gross unrealized appreciation for investment securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for investment securities in which there is an excess of tax cost over value were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ Depreciation
M International Equity Fund	$201,130,686	$52,054,094	$(7,359,029)	$44,695,065
M Large Cap Growth Fund	128,047,205	65,190,855	(524,222)	64,666,633
M Capital Appreciation Fund	149,909,551	89,051,995	(8,874,043)	80,177,952
M Large Cap Value Fund	84,757,713	17,581,885	(1,057,751)	16,524,134

The tax character of distributions paid during 2017 and 2016 was as follows:

	December 31, 2017 Amount	December 31, 2016 Amount
M International Equity Fund
Distributions paid from:
Ordinary Income	$3,779,071	$2,304,828
Total Distributions	$3,779,071	$2,304,828
M Large Cap Growth Fund
Distributions paid from:
Ordinary Income	$444,865	$—
Long-Term Capital Gain	4,759,941	9,103,954
Total Distributions	$5,204,806	$9,103,954
M Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$260,114	$877,204
Long-Term Capital Gain	21,768,712	6,654,053
Total Distributions	$22,028,826	$7,531,257
M Large Cap Value Fund
Distributions paid from:
Ordinary Income	$1,391,726	$1,632,623
Long-Term Capital Gain	4,643,266	—
Total Distributions	$6,034,992	$1,632,623

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information (Continued)

At December 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforwards	Late Year Ordinary and Post October Loss Deferrals	Unrealized Appreciation/ Depreciation	Total Distributable Earnings
M International Equity Fund	$—	$—	$(89,364,149)	$(161,311)	$44,691,325	$(44,834,135)
M Large Cap Growth Fund	941,033	8,646,313	—	—	64,666,643	74,253,989
M Capital Appreciation Fund	1,040,337	5,640,769	—	—	80,177,952	86,859,058
M Large Cap Value Fund	44,064	602,769	—	—	16,524,134	17,170,967

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expirations dates, whichever occurs first. At December 31, 2017, M International Equity Fund had available, for federal tax purposes, unused short-term capital losses of $10,383,578, expiring on December 31, 2018. In addition, M International Equity Fund had unused short-term capital losses of $4,310,387 and unused long-term capital losses of $74,670,184 permitted to be carried for an unlimited period. Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2017, M International Equity Fund elected to defer late year losses of $161,311.

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

During the year ended December 31, 2017, the Funds reclassified for book purposes, amounts arising from permanent book/tax difference primarily relating to realized foreign currency gains and losses, return of capital distributions from non-REIT securities, capital gain distributions from REITs and passive foreign investment company gains and losses.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information (Continued)

Permanent differences incurred during the year ended December 31, 2017, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share:

	Undistributed Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-in Capital
M International Equity Fund	$224,608	$43,359,333	$(43,583,941)
M Large Cap Growth Fund	366,517	(366,517)	—
M Capital Appreciation Fund	75,399	(75,399)	—
M Large Cap Value Fund	(59,645)	72,224	(12,579)

8.  Disclosure of Certain Commitments and Contingencies

In the normal course of business, the Corporation may enter into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The maximum exposure to the Corporation under these arrangements is unknown, as it involves future claims that may be made against the Corporation that have not yet occurred. However, based on experience, the Corporation believes that the current risk of loss is remote.

9.  Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds' financial statements and have determined there is no material impact to the Funds' financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of M Fund, Inc.
and the Shareholders of
M International Equity Fund,
M Large Cap Growth Fund,
M Capital Appreciation Fund and
M Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund, each a series of shares of M Fund, Inc. (the "Funds"), including the schedules of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes and schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the M Fund, Inc. since 2008.

Philadelphia, Pennsylvania
February 23, 2018

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited)

Director's and Officer's Tables

Interested Directors*:

Name, Address and Date of Birth	Position Held with Fund	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Peter W. Mullin(1) 1125 NW Couch St. Suite 900 Portland, OR 97209 (Born: 1/14/41)	Director	Indefinite 22 Years	Chairman Emeritus, MullinTBG, Inc. (insurance agency), from 2008 to present.	4	Avery Dennison, (consumer packaging), from 1988 to 2013.
Lawton M. Nease(1) Nease Lagana Eden & Culley, Inc. 1125 NW Couch St. Suite 900 Portland, OR 97209 (Born: 11/02/43)	Director	Indefinite 8 Years	President, Nease, Lagana Eden & Culley (life insurance advisory firm), from 1988 to present.	4	NLEC (speciality insurance)

  There is no family relationship between any of the Directors or Officers of the Company.

(1)  Mr. Mullin and Mr. Nease are deemed to be Interested Persons as defined by the 1940 Act, for the following reasons:

•  Mr. Mullin has the power to vote 18.6% of the stock of M Financial Group, which controls the Adviser;

•  Mr. Nease owns 1.8% of the stock of M Financial Group;

•  Messrs. Mullin and Nease are Directors of M Financial Group; and

•  Mr. Nease is a Director of the Adviser.

*  In accordance with the Corporation's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Corporation's Articles of Incorporation.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

Independent Directors:

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Gerald Bidwell Bidwell Capital LLC 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 6/06/42)	Director and Chairman of the Board	Indefinite 22 Years	Retired. Through 2003, President and Chief Executive Officer, Bidwell & Co. (discount brokerage firm).	4	N/A
Bruce W. Madding 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/02/51)	Director	Indefinite 10 Years	CEO and CIO, C.M. Capital Corp., 2011 to present.	4	N/A
Wayne Pierson 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 11/05/50)	Director	Indefinite 6 Years	Chief Financial Officer, Chief Investment Officer, Meyer Memorial Trust, 1982 to 2014 (private foundation); President (2005 to present) and Director (2004-2015), Acorn Investors LLC (investment holding company); Principal Clifford Capital Partners LLC, 2010 to present (investment manager).	4	Director, Oaktree Capital Group 2007 to present (investment manager).

**  In accordance with the Corporation's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Corporation's Articles of Incorporation.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

Principal Officers who are not Directors:

Name, Address and Date of Birth	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years
Bridget McNamara-Fenesy 1125 NW Couch Street, Suite 900 Portland, OR 97209 (Born: 9/18/58)	President	One Year Since October 2017

President and CEO, M Securities Holdings, Inc. 2017-present; Vice President, M Securities Holdings, Inc. 2016-2017; Interim Chief Compliance Officer, M Securities Holdings, Inc. March 2016-September 2016; President, Two Gaits Consulting 2001-2016.

David Lees 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 2/01/65)	Secretary and Treasurer	One year 11 Years

Accounting Director, M Financial Group, 2007-present; Secretary and Treasurer, M Financial Investment Advisers, Inc., 2007-present; Secretary and Treasurer, M Financial Wealth Partners, Inc. and M Financial Asset Management, Inc., 2016-present

Shannon Hartwell 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/19/70)	Chief Compliance Officer	One Year 12 Years	Chief Compliance Officer, M Financial Asset Management, Inc., 2011-present; Chief Compliance Officer, M Financial Investment Advisers, Inc., 2006-present.
Dean Beckley 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 3/07/71)	Chief Information Security Officer	One Year Since March 2017	Director, Cyber Security & IT Operations, M Financial Group, 2016-present; Director, Technology of M Benefit Solutions, 2013-2016; Senior Project Manager of M Financial Group, 2009-2013.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Quarterly Form N-Q Portfolio Schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Corporation's Form N-Q will be available on the Corporation's website at www.mfin.com and on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Corporation's proxy voting policies and procedures and the Corporation's proxy voting record for the most recent twelve-month period ending June 30 are available (1) without charge, upon request, by calling the Corporation toll-free at 1-888-736-2878; and (2) on Form N-PX on the SEC's website at www.sec.gov.

Tax Disclosures

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2017 qualified for the dividends received deduction as follows.

Fund	Dividend Received Deduction
M International Equity Fund	16.15%
M Large Cap Growth Fund	42.52%
M Large Cap Growth Fund	81.95%
M Large Cap Value Fund	100.00%

Pursuant to Internal Revenue Section 852(b), M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund paid $4,759,941, $21,768,712 and $4,643,266, respectively, which have been designated as capital gains distributions for the fiscal year ended December 31, 2017.

M International Equity Fund

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign securities. Accordingly, the Fund made the following designations regarding its fiscal year ended December 31, 2017:

•  the total amount of foreign taxes creditable was $373,071

•  the total amount of income sourced from foreign countries was $4,064,694

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited)

As an indirect shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only. As an indirect shareholder of a Fund, you do not incur any transactional costs, such as sales charges (loads), redemption fees or exchange fees. However, you do incur such transactional costs, as well as other fees and charges as an owner of a variable annuity contract or variable life insurance policy. If these transactional and other insurance company fees and charges were included, your costs would have been higher. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different variable annuities or variable life insurance policies.

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited) (Continued)

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During Period* (July 1, 2017 to December 31, 2017)
M International Equity Fund
Actual	$1,000.00	$1,067.80	0.91%	$4.74
Hypothetical (5% return before expenses)	1,000.00	1,020.60	0.91%	4.63
M Large Cap Growth Fund
Actual	1,000.00	1,136.30	0.73%	3.93
Hypothetical (5% return before expenses)	1,000.00	1,021.50	0.73%	3.72
M Capital Appreciation Fund
Actual	1,000.00	1,090.00	1.04%	5.48
Hypothetical (5% return before expenses)	1,000.00	1,020.00	1.04%	5.30
M Large Cap Value Fund
Actual	1,000.00	1,115.30	0.61%	3.25
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.61%	3.11

*  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

Item 2. Code of Ethics.

As of December 31, 2017, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial and Accounting Officer. For the year ended December 31, 2017, there was an amendment to the code of ethics to reflect that effective October 23, 2017, Bridget McNamara-Fenesy, the new President of the Registrant, became subject to the code of ethics. Prior to this date, the previous President of the Registrant was subject to the code of ethics. For the year ended December 31, 2017, there were no waivers (including implicit waivers) granted from a provision of the code of ethics. A copy of the registrant’s code of ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has two audit committee financial experts serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Bruce Madding and Wayne Pierson, who are “independent” as defined in Item 3 of Form N-CSR. Mr. Madding serves as the Chairman of the Registrant’s audit committee.

Item 4. Principal Accountant Fees and Services.

BBD, LLP served as the principal accountant for the Registrant for the fiscal years ended December 31, 2016 and December 31, 2017.

(a)                                 AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountant, BBD, LLP for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2016 and December 31, 2017 were $82,500 and $82,500, respectively.

(b)                                 AUDIT RELATED FEES: No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2016 and December 31, 2017.

(c)                                  TAX FEES: The aggregate fees billed for professional services rendered by BBD, LLP for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2016 and December 31, 2017 were $10,500 and $10,500, respectively. Such services included the review of the Fund’s tax and excise returns.

(d)                                 ALL OTHER FEES:  No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2016 and December 31, 2017.

(e)                                  (1)The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f)                                   Not applicable.

(g)                                The aggregate fees billed by the Registrant’s principal accountant, BBD, LLP, for non-audit services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Registrant’s

2

investment adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2016 and December 31, 2017 were $10,500 and $10,500, respectively.

(h)                                 Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)         A schedule of investments is contained in the Registrant’s annual report, which is attached to this report in response to Item 1.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (the “1934 Act”) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics as described in Item 2 is attached hereto as Exhibit 12(a)(1).

3

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 12(a)(2).

(a)(3)  Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a — 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 12(b).

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

M Fund, Inc.

By:	/s/ Bridget McNamara-Fenesy
Bridget McNamara-Fenesy
President/Principal Executive Officer

Date: March 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bridget McNamara-Fenesy
Bridget McNamara-Fenesy
President/Principal Executive Officer

Date: March 7, 2018

By:	/s/ David Lees
David Lees
Treasurer/Principal Financial and Accounting Officer

Date: March 7, 2018

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